Amendment No. 1 to Credit Agreement

                                   dated as of
                                  June 30, 2000

                                  by and among

                           Video Services Corporation,
                           and its direct and indirect
              subsidiaries listed on the signature pages hereto, as
                         Borrower and/or Credit Parties


                            The Lenders Party Hereto,
                                   as Lenders


                      General Electric Capital Corporation,
                                  as Term Agent
                                      and
                              Administrative Agent

                                       and

                          Keybank National Association,
                                as Revolver Agent

                       Amendment No. 1 to Credit Agreement


     This Amendment No. 1 to Credit Agreement (the"Amendment") dated as of June 30, 2000 ("Amendment Closing Date"), made by and among Video Services Corporation, a Delaware corporation, and each of its direct and indirect subsidiaries listed on the signature pages hereto as "Borrowers" (collectively, the "Borrowers" and each individually as the "Borrower"), each of the other credit parties hereto (the Borrower and such other credit parties, "Credit Parties"), each of the Lenders signatory hereto and those Persons who become lenders in accordance with the terms and conditions of the Credit Agreement referred to below (each a "Lender," and collectively, "Lenders"), General Electric Capital Corporation, a New York corporation ("G.E. Capital"), as Term Agent and Administrative Agent under the Credit Agreement, and KeyBank National Association ("KeyBank"), as revolver agent for the applicable Lenders under the Credit Agreement (collectively, with G.E. Capital, the "Agents").

     Whereas, Borrowers, Credit Parties, Agents and Lenders are parties to that certain Credit Agreement dated as of June 30, 2000 (the "Original Credit Agreement"; the Original Credit Agreement, as amended hereby, and as same may hereafter be amended from time to time is referred to as the "Credit Agreement");

     Whereas, Borrowers, Credit Parties, Agents and Lenders are agreeable to making certain amendments and revisions to the Original Credit Agreement upon the terms and conditions set forth herein.

     Now, Therefore, in consideration of the foregoing premises, and the mutual covenants contained herein, the parties hereto hereby agree that the foregoing recitals are true and correct and incorporated herein, and as follows:

     Section 1. AMENDMENTS AND CORRECTIONS TO OUTSTANDING INDEBTEDNESS, LIENS, WAIVER OF EXISTING DEFAULTS AND RESERVATION OF RIGHTS.

     (a) (i) Part 1.1 (a)(ii)(A) of Section 1.1 of the Original Credit Agreement is hereby amended by replacing "39 months after the Closing Date" with "July 1, 2003".

                  (ii) Parts 1.1(b)(i) and (ii) and 1.1(c)(iii) of Section 1.1 of the Original Credit Agreement are hereby amended by the deletion of the date "July 1, 2000" set forth in each section and substitution of the date October 1, 2000 therefor.

                  (iii) Section 1.1(c)(iii) is hereby amended by replacing the reference to 50% in the phrase "1/4 of 50% of the remaining principal balance as of July 1, 2006" with 100%, and the date April 1, 2007 in the phrase "July 1, 2006 and on the first day of each three month period thereafter through and including April 1, 2007" with the date July 1, 2007.

                  (iv) The definition of the term "Commitment Termination Date" set forth in Annex "A" to Credit Agreement is hereby amended by replacing "39 months" with "July 1, 2003" in each of part (i)(A) and part (ii)(A) of such definition, and by replacing "63 months" with "July 1, 2005" in part (iii)(A) of such definition.

                  (v) The definitions of "Working Capital Termination Date" is hereby amended by deleting the number "39" therefrom and substituting the number "36" therefor.

     (b) Each Borrower and each Credit Party acknowledges and agrees that it is truly and justly indebted to Agents and Lenders under the Credit Agreement and the other Loan Documents. Each Borrower and other Credit Party agrees that it has no, and hereby expressly waives all, offsets, defenses or counterclaims to the payment of the Obligations or the performance by it under the Credit Agreement and the other Loan Documents. Further, each Borrower and Credit Party agrees that it has no, and hereby expressly waives all, claims of any nature whatsoever against the Agents or the Lenders, their respective parents, subsidiaries, affiliates, divisions, officers, directors, employees, agents, counsel, stockholders, successors or assigns, arising out of or related to the Obligations, the Loan Documents or otherwise.

     (c) Borrower acknowledges and agrees that each Agent and each Lender continue to reserve and preserve any and all rights and remedies under all applicable Loan Documents and law, and no failure, delay or discontinuance on the part of either Agent or any Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right power or remedy, and that entry into this Amendment shall not obligate the Lender Group to hereafter amend any term or condition of the Loan Documents, or to consent to any departure from, or to waive, any of the terms and conditions of the Loan Documents or any Default or Event of Default.

     (d) In addition to any other Defaults or Events of Default which may occur under the Loan Documents, the occurrence of any of the following shall constitute an Event of Default: (i) any failure by a Borrower or a Credit Party to observe or perform any of the terms or conditions to be observed or performed pursuant to this Amendment, and (ii) any representation or warranty made by any Borrower or Credit Party in this Amendment, shall be false, misleading, or incomplete, in any material respect as of the time when made.

     Section 2. Representations, Warranties and Covenants; Confirmation of Certain Loan Documents.

     (a) Without limiting the generality of the provisions of this Section 2, each Credit Party hereby represents and warrants to Agents and Lenders as follows:

          (i) The representations and warranties of each Credit Party contained in the Credit Agreement, as amended hereby, the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with the Credit Agreement were true and correct when made and continue to be true and correct on the date hereof (except as such representations and warranties are affected by the transactions contemplated hereby and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to any earlier date) and, immediately after giving effect to this Amendment and at all times thereafter, no Default or Event of Default has occurred and is continuing.

          (ii) The execution, delivery and performance by each Credit Party of this Amendment and the transactions contemplated hereby (A) are within the corporate authority of each Credit Party, (B) have been duly authorized by all necessary corporate proceedings, (C) do not conflict with or result in any breach or contravention of any provisions of law, statute, rule or regulation to which each Credit Party or any of their Subsidiaries are subject or any judgment, order, writ, injunction, license or permit applicable to each Credit Party or any of their Subsidiaries, and (D) do not conflict with any provision of the corporate charter or by-laws of, or any agreement or other instrument binding upon, each Credit Party or any of their Subsidiaries.

          (iii) This Amendment, the Credit Agreement and the other Loan Documents as amended hereby constitute the legal, valid and binding obligations of each Credit Party, enforceable against each Credit Party in accordance with their respective terms.


          (iv) Each party executing this Amendment (other than Agent or any Lender) agrees that it shall and shall cause each other party hereto (other than Agent or any Lender) to, at such Persons expense and upon request of Agent, duly execute and deliver, or cause to be duly executed and delivered, to Agent and Lender, such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Agent to carry out more effectively the provisions and purposes of this Amendment or any other Loan Document.

     (b)  Without limiting the generality of the provisions of this Section 2:

          (i) Each Credit Party hereby ratifies and confirms each of the respective Collateral Documents and pledges of security interests granted thereby to secure the Obligations of each Credit Party under the Credit Agreement, as amended hereby, and the Notes.

          (ii) Each Credit Party who is a Guarantor hereby ratifies and confirms that its respective Guaranty, together with any documents related thereto, the obligations undertaken thereunder, the security interests granted thereby and the waiver of rights effectuated thereby shall remain in full force and effect and extend to the Credit Agreement, as amended hereby, and to the Notes.

          (iii) Except as expressly otherwise provided herein, all of the terms and conditions of the Credit Agreement and other Loan Documents shall remain in full force and effect.

     Section 3. CONDITIONS PRECEDENT.

     (a) Conditions to Initial Effectiveness. Neither the Agents nor any Lender shall be obligated to make or to take, fulfill or perform any action hereunder, until and unless this Amendment or counterparts hereof shall have been duly executed by, and delivered to, each Credit Party, Agent and Lenders.

     Section 4.          Miscellaneous.

     (a) Governing Law. Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, the Amendment and the obligations shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in that State and any applicable laws of the United States of America. Each Credit Party hereby consents and agrees that the State or federal courts located in New York county, city of New York, New York shall have exclusive jurisdiction to hear and determine any claims or disputes between or among the Credit Parties, Agent or any Lender pertaining to this Amendment or any of the other Loan Documents or to any matter arising out of or relating to this Amendment or any of the other Loan Documents, provided, that Agent, each Lender and the Credit Parties acknowledge that any appeals from those courts may have to be heard by a court located outside of New York county, city of New York, New York and, provided, further nothing in this Amendment shall be deemed or operate to preclude Lender from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Agent or any Lender. Each Credit Party expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each Credit Party hereby waives any objection which such Credit Party may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Each Credit Party hereby waives personal service of the summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaints and other process may be made by registered or certified mail addressed to such Credit Party at the address set forth in Annex H of the Credit Agreement and that service so made shall be deemed completed upon the earlier of such Credit Party's actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

     (b) Waiver of Jury Trial. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable State and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all right to trial by jury in any action, suit, or proceeding brought to resolve any dispute, whether sounding in contract, tort or otherwise, among Lender and any Credit Party arising out of, connected with, related to, or incidental to the relationship established among them in connection with, this Amendment or any of the other Loan Documents or the transactions related thereto.

     (c) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

     (d) Construction of Amendment, etc. This Amendment constitutes a part of, and shall be construed in connection with, the Credit Agreement, and all terms, covenants, conditions, representations and warranties therein shall remain in full force in effect and are incorporated herein by reference as if fully set forth herein. This Amendment represents the entire agreement and understanding concerning the subject matter hereof between the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistencies between the provisions of this Amendment and elsewhere in the Credit Agreement, the provisions of this Amendment shall in all respects govern and control.

     (e) No Novation; Ratification. This Amendment is not a novation of the Credit Agreement or other existing Loan Documents except as expressly set forth in this Amendment. The parties agree that except as modified herein, all terms, conditions, rights and obligations under the Credit Agreement and all other Loan Documents are hereby reaffirmed and shall otherwise remain in full force and effect as originally written and agreed. The Loan Documents, including, without limitation, this Amendment and any other Loan Documents entered into in connection herewith shall be construed to give Agents and Lenders the greatest possible cumulative rights and remedies; should there by any apparent conflict between this Amendment, the Credit Agreement or any other Loan Documents, this principle of construction shall apply.

     Section 5.        Defined Terms.

     Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or the other Loan Documents.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                BORROWERS:

                                VIDEO SERVICES CORPORATION
                                     as Borrower, Borrower Representative and
                                     Credit Party


/s/ Michael E. Fairbourne       Video Services Corporation
Michael E. Fairbourne           Senior Vice President - Administration

/s/ Michael E. Fairbourne       AF Associates Inc.
Michael E. Fairbourne           Vice President - Administration


/s/ Michael E. Fairbourne       AFA Products Group, Inc.
Michael E. Fairbourne           Vice President - Administration


/s/ Michael E. Fairbourne       Audio Plus Video International, Inc.
Michael E. Fairbourne           Vice President - Administration


/s/ Michael E. Fairbourne       Atlantic Satellite Communications, Inc.
Michael E. Fairbourne           Vice President - Administration


/s/ Michael E. Fairbourne       Cabana Corp.
Michael E. Fairbourne           Vice President - Administration


/s/ Michael E. Fairbourne       International Post Finance Limited
Michael E. Fairbourne           President


/s/ Michael E. Fairbourne       International Post Leasing Limited
Michael E. Fairbourne           Vice President - Administration


/s/ Michael E. Fairbourne       Manhattan Transfer/Edit, Inc.
Michael E. Fairbourne           Vice President - Administration


/s/ Michael E. Fairbourne       The Post Edge, Inc.
Michael E. Fairbourne           Vice President - Administration


/s/ Michael E. Fairbourne       Video Rentals, Inc.
Michael E. Fairbourne           Vice President - Administration

                                 CREDIT PARTIES:

     Each Credit Party indicated below hereby acknowledges and consents to the terms and conditions of the foregoing Amendment. Each Credit Party agrees that its respective Guaranty dated June 30, 2000, made by the Credit Parties in favor of Lenders and all other Loan Documents to which it is a party is, and shall remain, in full force and effect until all Loan Documents have been terminated and all Obligations have been paid and satisfied in full.

     As a further inducement to Agents and Lenders entering into the Amendment, each such Credit Party does hereby release and forever discharge Agents and Lenders and all participants, if any, with Lenders in the Obligations, and each and every one of their directors, officers, employees, representatives, legal counsel, agents, parents, subsidiaries and affiliates, and persons employed or engaged by them, whether past or present (hereinafter collectively referred to as the "Lender Releasees"), of and from all actions, agreements, damages, judgments, claims, counterclaims, and demands whatsoever, liquidated or unliquidated, contingent or fixed, determined or undetermined, at law or in equity, which the Borrowers, the other Credit Parties, or any of them, have had, now have, or may have against the Lender Releasees, or any of them, for, upon or by reason of any matter, cause or thing whatsoever to the date of the Amendment, whether arising out of, related to or pertaining to the Obligations, the Guaranty, or any other Loan Document, or otherwise, including without limitation, the negotiation, closing, administration, and funding of the Obligations and the Loan Documents, any declaration of, or actions or inactions taken or not taken in respect of, the Existing Events of Default, or any other Defaults or Events of Default, or any collection or recovery efforts taken in respect of the Obligations.

     To this effect, each Credit Party named below represents, warrants, acknowledges and agrees that it has no and hereby waives all, claims, defenses, offsets and counterclaims it has had, now has, or may have to the payment and performance of its respective Obligations under its respective Guaranty.

     Each Credit Party named below acknowledges that the provisions set forth above are a material inducement for Agents and Lenders entering into the Amendment.

/s/ Michael E. Fairbourne       IPL 235 Corp.
Michael Fairbourne              President


/s/ Michael E. Fairbourne       VSC EXPRESS CoURIER, INC.
Michael E. Fairbourne           Vice President - Administration


/s/ Michael E. Fairbourne       VSC CORPORATION
Michael E. Fairbourne           Vice President - Administration


                                LENDERS:

/s/ Ann Naegele                 GENERAL ELECTRIC CAPITAL CORPORATION,
Ann Naegele                     as Term Agent
                                Vice President - Risk Manager


/s/ Craig Kineade               KEYBANK NATIONAL ASSOCIATION,
Craig Kineade                   as Revolver Agent
                                Vice President


/s/ Ann Naegele                 GENERAL ELECTRIC CAPITAL CORPORATION,
Ann Naegele                     as Lender
                                Vice President - Risk Manager


/s/ Craig Kineade               KEYBANK NATIONAL ASSOCIATION,
Craig Kineade                   as Lender
                                Vice President


/s/ Andrew DeTullio             SUMMIT BANK,
Andrew DeTullio                 as Lender
                                Vice President